June 26, 2009

DREYFUS INVESTMENT FUNDS
- Dreyfus/The Boston Company Small Cap
Value Fund
- Dreyfus/The Boston Company Small Cap
Growth Fund
- Dreyfus/The Boston Company Small Cap
Tax-Sensitive Equity Fund
- Dreyfus/The Boston Company Small/Mid
Cap Growth Fund
- Dreyfus/The Boston Company Emerging
Markets Core Equity Fund

Supplement to Current Prospectus

The following information supplements information contained in the section of each Fund’s Prospectus entitled “Goal/Approach”:

The fund may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

The following information supplements information contained in the section of each Fund’s Prospectus entitled “Main Risks”:

ETF risk. ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

TBC-STK-0609